Chase Manhattan Credit Card Master Trust Series 1996-2
                       October 15, 1999

 FORM OF MONTHLY CERTIFICATEHOLDERS STATEMENT
 THE CHASE MANHATTAN BANK USA, N.A.
 Chase Manhattan Credit Card Master Trust
 Series 1996-2

 For Distribution Date                                     10/15/99

 For Monthly Period                                              41

     Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1996-2 Supplement dated as of June 1, 1996 (together, the Agreement) by and between The Chase Manhattan Bank USA, N.A. (Chase) and Yasuda Bank and Trust Company(U.S.A.), as trustee (the Trustee), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1996-2 Certificateholders and the performance of the Chase Manhattan Credit Card Master Trust (the Trust)and the Series 1996-2 Class A Certificates and Series 1996-2 Class B Certificates during the previous month. The required information with respect to the 10/15/99 Distribution Date and with respect to the performance of the Trust during the related month (the Sep, 1999 Monthly Period) is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-2 Investor Certificate (a Certificate). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

I. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO THE CLASS A AND CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL CERTIFICATE PRINCIPAL AMOUNT)

A) The total amount of the distribution to Series 1996-2 Certificateholders on 10/15/99 per $1,000 original certificate principal amount

 (1)Class A Certificateholders                                $84.109722

 (2)Class B Certificateholders                                $4.725000

B) The amount of the distribution set forth in item I(A) above in respect of principal of the 1996-2 Certificates, per $1,000 original certificate principal amount

 (1)Class A Certificateholders                                $83.333333

 (2)Class B Certificateholders                                $0.000000

C) The amount of the distribution set forth in item I(A) above in respect of interest on the 1996-2 Certificates, per $1,000 original certificate principal amount

 (1)Class A Certificateholders                                $0.776389
 (2)Class B Certificateholders                                $4.725000

II.INFORMATION REGARDING THE PERFORMANCE
OF THE TRUST

A) Collections

(1) The aggregate amount of Collections processed with
respect to the preceding Monthly Period and allocated
to the Series 1996-2 Certificates                             $37,223,624.84

(2) The Payment Rate with respect to the preceding Monthly
Period was equal to                                           13.04%

The monthly payment rate for the 2nd preceding Monthly
Period, (the 40th Monthly Period),                            13.47%

The monthly payment rate for the 3rd preceding Monthly
Period, (the 39th Monthly Period),                            12.59%

(3)(a)The aggregate amount of Collections of Principal
Receivables processed with respect to the preceding Monthly
Period which were allocated in respect of the Series
1996-2 Certificates                                           $36,218,610.24

(b) The aggregate amount of Investor Defaults treated as
Available Principal Collections pursuant to sections
4.08 a.(iii), 4.10(b),(e),(l)                                 $308,396.82

(4)The aggregate amount of Collections of Finance Charge
Receivables processed with respect to the preceding Monthly
Period which were allocated in respect of the Series
1996-2 Certificates                                           $1,005,014.60

B) Deficit Controlled Amortization Amount                     $0.00

C) Principal Receivables in the Trust and
Allocation Percentages

(1)The aggregate amount of Principal Receivables in the
Trust as of the end of the preceding Monthly Period (which
reflects the Principal Receivables represented by the Seller
Interest, by the Investor Interest of Series 1996-2, and by
the Investor Interest of all other outstanding Series)        $3,014,415,468.14

(2)The Investor Interest as of the last
day of the preceding Monthly Period

(a) Investor Interest                                         $46,359,182.37

(b) Class A Investor Interest                                 $21,140,083.37

(c) Class B Investor Interest                                 $16,318,000.00

(d) Collateral Interest                                       $8,901,099.00

(3) The Investor Interest set forth in item
II (C)(2)(a) above as a percentage of the
aggregate amount of Principal Receivables
set forth in item II(C)(1) above                              1.5379%

(4) The Class A Investor Interest set forth in item II
(C)(2)(b) above as a percentage of the aggregate amount of
Principal Receivables set forth in item II (C)(1) above       0.7013%

(5) The Class B Investor Interest set forth in
item II(C)(2)(c) above as a percentage of the aggregate
amount of Principal Receivables set forth in
item II (C)(1) above                                          0.5413%

(6) The Collateral Interest set forth in item II (C)(2)(d)
above as a percentage of the aggregate amount of Principal
Receivables set forth in item II (C)(1) above                 0.2953%

(7) The Class A Floating Percentage                           62.6380%

(8) The Class B Floating Percentage                           24.1751%

(9) The Class B Principal Percentage                          5.4998%

(10) The Collateral Floating Percentage                       13.1870%

(11) The Collateral Principal Percentage                      9.0003%

(12) The Floating Allocation Percentage                       2.2163%

(13) The Principal Allocation Percentage                      9.7421%

D) Portfolio Yield and Base Rate

(1) The annualized Portfolio Yield for the
preceding Monthly Period                                      17.87%

The annualized portfolio yield for the 2nd preceding
Monthly Period,(the 40th Monthly Period),                     19.31%

The annualized portfolio yield for the 3rd preceding
Monthly Period, (the 39th Monthly Period),                    17.43%

The three month average Portfolio Yield                       18.20%

(2) Base Rate for the preceding Monthly Period                7.78%

The Base Rate for the 2nd preceding
Monthly Period, (the 40th Monthly Period),                    7.71%

The Base Rate for the 3rd preceding
Monthly Period, (the 39th Monthly Period),                    7.57%

E) Delinquent Balances

The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the preceding Monthly Period:

(1) Up to 29 Days

Aggregate Account Balance                                     $155,125,584.08

As a Percentage of Receivables                                4.94%

(2) 30 - 59 Days

Aggregate Account Balance                                     $44,820,802.22

As a Percentage of Receivables                                1.43%

(3) 60 - 89 Days

Aggregate Account Balance                                     $28,227,223.52

As a Percentage of Receivables                                0.90%

(4) 90 or More Days

Aggregate Account Balance                                     $57,130,087.35

As a Percentage of Receivables                                1.82%

Total

Aggregate Account Balance                                     $285,303,697.17

As a Percentage of Receivables                                9.08%

F)Investor Default Amount

(1) The aggregate amount of all defaulted Principal
Receivables written off as uncollectible with respect to
Billing Cycles ending during the preceding Monthly
Period allocable to the Investor Interest less Recoveries
allocable to the Investor Interest (the Series 1996-2
Aggregate Investor Default Amount)                            $308,369.82

(2) The portion of the Series 1996-2 Aggregate Investor
Default Amount allocable to the Class A Investor
Interest (the Class A Investor Default Amount)                $193,173.49

(3) The portion of the Series 1996-2 Aggregate Investor
Default Amount allocable to the Class B Investor
Interest (the Class B Investor Default Amount)                $74,555.17

(4) The portion of the Series 1996-2 Aggregate Investor
Default Amount allocable to the Collateral Investor
Interest (the Collateral Investor Default Amount)             $40,668.15

(5) The annualized investor default percentage ((Series
1996-2 Aggregate Investor Default Amount/Investor Interest)
x 12) for the preceding Monthly Period                        5.48%

The annualized investor default % for the 2nd
preceding Monthly Period, (the 40th Monthly Period),          5.91%

The annualized investor default % for the 3rd
preceding Monthly Period, (the 39th Monthly Period),          5.78%

G) Investor Charge Offs

(1) The aggregate amount of Class A Investor
Charge-Offs for the preceding Monthly Period                  $0.00

(2) The aggregate amount of Class A Investor
Charge Offs per $1,000 original Certificate
Principal Amount                                              $0.00

(3) The aggregate amount of Class A Investor
Charge-Offs reimbursed on the Transfer Date
immediately preceding the  preceding Distribution
Date                                                          $0.00

(4) The amount of the reimbursed Investor
Charge-Offs set forth in item II(G)(3)
above, per $1,000 original Class A
Certificate principal amount                                  $0.00

(5) The aggregate amount of Class B Investor
 Charge-Offs for the preceding Monthly Period                 $0.00

(6) The aggregate amount of Class B Investor
Charge-Offs per $1,000 original Certificate
Principal Amount                                              $0.00

(7) The aggregate amount of Class B Investor
Charge-Offs  reimbursed on the Transfer Date
immediately preceding  the preceding Distribution
Date                                                          $0.00

(8) The amount of the reimbursed Investor
Charge-Offs set forth in item II(G)(7)
above, per $1,000 original Class B
Certificate principal amount                                  $0.00

(9) The aggregate amount of Investor
Charge-Offs                                                   $0.00

(10) The aggregate amount of Investor
Charge-Offs per $1,000 Original Certificate
Principal Amount                                              $0.00

(11) The aggregate amount of Investor
Charge-Offs reimbursed on the Transfer Date
Immediately preceding the Distribution Date                   $0.00

(12) The amount of the reimbursed Investor
Charge-Offs set forth in item II(G)(11)
above, per $1,000 original Investor principal
amount                                                        $0.00

H)Shared Excess Finance Charge Collections

The aggregate amount of shared Excess Finance
Charge Collections during the preceding Monthly
Period which were allocated to the Series
1996-2 Certificates                                           $0.00

I) Shared Principal Collections

The aggregate amount of Shared Principal
Collections during the preceding Monthly
Period allocated to the Series 1996-2
Certificates                                                  $0.00

J) Reallocated Principal Collections

(1) Collections of Principal Receivables allocable to
Class B Certificates paid to Class A Certificates to
make up deficiencies in Class A Required Amounts for
any Monthly Period                                            $0.00

(2)Collections of Principal Receivables allocable to
the Collateral Interest paid to Class B Certificates
to make up deficiencies in Class B Required Amounts           $0.00

K) Monthly Investor Servicing Fee

(1) The amount of the Monthly Investor Servicing Fee
payable by the Trust to the Servicer for the preceding
Monthly Period                                                $120,936.19

(2) The amount of the Class A Monthly Servicing Fee
payable by the Trust for the preceding Monthly Period         $75,751.97

(3) The amount of the Class B Monthly Servicing Fee
payable by the Trust to the Servicer for the preceding
Monthly Period                                                $29,236.42

(4) The amount of the Collateral Monthly Servicing Fee
payable by the Trust to the Servicer for the preceding
Monthly Period                                                $15,947.80

L) Collateral Interest

The Available Collateral Interest, as of the Transfer
Date for the preceding Monthly Period                         $8,901,099.00

M)Required Collateral Interest

The Required Collateral Interest as of the Transfer
Date for the preceding Monthly Period                         $8,901,099.00

III.THE POOL FACTOR

A) The Pool Factor for the Record Date for the
distribution to be made on the Distribution Date
(which represents the ratio of the amount of the
Investor Interest as of such Record Date (determined
after taking into account any reduction in the
Investor Interest which will occur on the
Distribution Date) to the Initial Investor Interest):         0.15624761

The amount of a Certificateholder(s) pro rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder(s) Certificate by the Pool Factor.

Chase Manhattan Credit Card Master Trust Series 1996-3
                       October 15, 1999

FORM OF MONTHLY CERTIFICATEHOLDERS STATEMENT
 THE CHASE MANHATTAN BANK USA, N.A.
 Chase Manhattan Credit Card Master Trust
 Series 1996-3

 For Distribution Date                                     10/15/99

 For Monthly Period                                              40

     Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1996-3 Supplement dated as of June 1, 1996 (together, the Agreement) by and between The Chase Manhattan Bank USA, N.A. (Chase) and Yasuda Bank and Trust Company(U.S.A.), as trustee (the Trustee), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1996-3 Certificateholders and the performance of the Chase Manhattan Credit Card Master Trust (the Trust)and the Series 1996-3 Class A Certificates and Series 1996-3 Class B Certificates during the previous month. The required information with respect to the 10/15/99 Distribution Date and with respect to the performance of the Trust during the related month (the Sep, 1999 Monthly Period) is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-3 Investor Certificate (a Certificate). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

I. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO THE CLASS A AND CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL CERTIFICATE PRINCIPAL AMOUNT)

A) The total amount of the distribution to Series 1996-3 Certificateholders on 10/15/99 per $1,000 original certificate principal amount

 (1) Class A Certificateholders                               $5.866667

 (2) Class B Certificateholders                               $6.008333

B) The amount of the distribution set forth in item I(A) above in respect of principal of the 1996-3 Certificates, per $1,000 original certificate principal amount

 (1) Class A Certificateholders                               $0.000000

 (2) Class B Certificateholders                               $0.000000

C) The amount of the distribution set forth in item I(A) above in respect of interest on the 1996-3 Certificates, per $1,000 original certificate principal amount

 (1) Class A Certificateholders                               $5.866667
 (2) Class B Certificateholders                               $6.008333

II.INFORMATION REGARDING THE PERFORMANCE
OF THE TRUST

 A) Collections

(1) The aggregate amount of Collections processed with
respect to the preceding Monthly Period and allocated
to the Series 1996-3 Certificates                             $146,480,785.97

(2) The Payment Rate with respect to the preceding
Monthly Period was equal to                                   13.04%

The monthly payment rate for the 2nd preceding Monthly
Period, (the 39th Monthly Period),                            13.47%

The monthly payment rate for the 3rd preceding Monthly
Period, (the 38th Monthly Period),                            12.59%

(3)(a) The aggregate amount of Collections of Principal
Receivables processed with respect to the preceding
Monthly Period which were allocated in respect of
the Series 1996-3 Certificates                                $130,556,420.21

(b) The aggregate amount of Investor Defaults treated
as Available Principal Collections pursuant to sections
4.08 a.(iii), 4.10(b),(e),(l)                                 $4,886,519.78

(4) The aggregate amount of Collections of Finance Charge
Receivables processed with respect to the preceding
Monthly Period which were allocated in respect of
the Series 1996-3 Certificates                                $15,924,365.76

B) Deficit Controlled Amortization Amount                     $0.00

C) Principal Receivables in the Trust and
Allocation Percentages

(1) The aggregate amount of Principal Receivables
in the Trust as of the end of the preceding Monthly
Period (which reflects the Principal Receivables
represented by the Seller Interest, by the Investor
Interest of Series 1996-3, and by the Investor Interest
of all other outstanding Series)                              $3,014,415,468.14

(2) The Investor Interest as of the last day of the preceding Monthly Period

(a) Investor Interest                                         $1,069,519,786.10

(b) Class A Investor Interest                                 $957,220,000.00

(c) Class B Investor Interest                                 $42,780,000.00

(d) Collateral Interest                                       $69,519,786.10

(3) The Investor Interest set forth in item
II (C)(2)(a) above as a percentage of the
aggregate amount of Principal Receivables
set forth in item II(C)(1) above                              35.4802%

(4) The Class A Investor Interest set forth in
item II (C)(2)(b) above as a percentage of the
aggregate amount of Principal Receivables set
forth in item II (C)(1) above                                 31.7547%

(5) The Class B Investor Interest set forth in
item II(C)(2)(c) above as a percentage of the
aggregate amount of Principal Receivables set
forth in item II (C)(1) above                                 1.4192%

(6) The Collateral Interest set forth in item
II (C)(2)(d) above as a percentage of the
aggregate amount of Principal Receivables set
forth in item II (C)(1) above                                 2.3062%

(7) The Class A Floating Percentage                           89.5000%

(8) The Class B Floating Percentage                           3.9999%

(9) The Class B Principal Percentage                          3.9999%

(10) The Collateral Floating Percentage                       6.5001%

(11) The Collateral Principal Percentage                      6.5001%

(12) The Floating Allocation Percentage                       35.1170%

(13) The Principal Allocation Percentage                      35.1170%

D) Portfolio Yield and Base Rate

(1) The annualized Portfolio Yield for the
preceding Monthly Period                                      17.87%

The annualized portfolio yield for the 2nd preceding
Monthly Period,(the 39th Monthly Period),                     19.31%

The annualized portfolio yield for the 3rd preceding
Monthly Period, (the 38th Monthly Period),                    17.43%

The three month average Portfolio Yield                       18.20%

(2) Base Rate for the preceding Monthly Period                9.12%

The Base Rate for the 2nd preceding
Monthly Period, (the 39th Monthly Period),                    9.11%

The Base Rate for the 3rd preceding
Monthly Period, (the 38th Monthly Period),                    9.10%

E) Delinquent Balances

The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the preceding Monthly Period:

(1) Up to 29 Days

Aggregate Account Balance                                     $155,125,584.08

As a Percentage of Receivables                                4.94%

(2) 30 - 59 Days

Aggregate Account Balance                                     $44,820,802.22

As a Percentage of Receivables                                1.43%

(3) 60 - 89 Days

Aggregate Account Balance                                     $28,227,223.52

As a Percentage of Receivables                                0.90%

(4) 90 or More Days

Aggregate Account Balance                                     $57,130,087.35

As a Percentage of Receivables                                1.82%

Total

Aggregate Account Balance                                     $285,303,697.17

As a Percentage of Receivables                                9.08%

F) Investor Default Amount

(1) The aggregate amount of all defaulted
Principal Receivables written off as uncollectible
with respect to Billing Cycles ending during the
preceding Monthly Period allocable to the Investor
Interest less Recoveries allocable to the
Investor Interest (the Series 1996-3 Aggregate
Investor Default Amount)                                      $4,886,519.78

(2) The portion of the Series 1996-3 Aggregate Investor
Default Amount allocable to the Class A Investor
Interest (the Class A Investor Default Amount)                $4,373,434.25

(3) The portion of the Series 1996-3 Aggregate Investor
Default Amount allocable to the Class B Investor
Interest (the Class B Investor Default Amount)                $195,457.18

(4) The portion of the Series 1996-3 Aggregate Investor
Default Amount allocable to the Collateral Investor
Interest (the Collateral Investor Default Amount)             $317,628.35

(5) The annualized investor default percentage ((Series
1996-3 Aggregate Investor Default Amount/Investor
Interest) x 12) for the preceding Monthly Period              5.48%

The annualized investor default % for the 2nd
preceding Monthly Period, (the 39th Monthly Period),          5.91%

The annualized investor default % for the 3rd
preceding Monthly Period, (the 38th Monthly Period),          5.78%

G) Investor Charge Offs

(1) The aggregate amount of Class A Investor
Charge-Offs for the preceding Monthly Period                  $0.00

(2) The aggregate amount of Class A Investor
Charge Offs per $1,000 original Certificate
Principal Amount                                              $0.00

(3) The aggregate amount of Class A Investor
Charge-Offs reimbursed on the Transfer Date
immediately preceding the preceding Distribution
Date                                                          $0.00

(4) The amount of the reimbursed Investor
Charge-Offs set forth in item II(G)(3)
above, per $1,000 original Class A
Certificate principal amount                                  $0.00

(5) The aggregate amount of Class B Investor
Charge-Offs for the preceding Monthly Period                  $0.00

(6) The aggregate amount of Class B Investor
Charge-Offs per $1,000 original Certificate
Principal Amount                                              $0.00

(7) The aggregate amount of Class B Investor
Charge-Offs  reimbursed on the Transfer Date
immediately preceding the preceding Distribution
Date                                                          $0.00

(8) The amount of the reimbursed Investor
Charge-Offs set forth in item II(G)(7)
above, per $1,000 original Class B
Certificate principal amount                                  $0.00

(9) The aggregate amount of Investor
Charge-Offs                                                   $0.00

(10) The aggregate amount of Investor
Charge-Offs per $1,000 Original Certificate
Principal Amount                                              $0.00

(11) The aggregate amount of Investor
Charge-Offs reimbursed on the Transfer Date
Immediately preceding the Distribution Date                   $0.00

(12) The amount of the reimbursed Investor
Charge-Offs set forth in item II(G)(11)
above, per $1,000 original Investor principal
amount                                                        $0.00

H) Shared Excess Finance Charge Collections

The aggregate amount of shared Excess Finance
Charge Collections during the preceding Monthly
Period which were allocated to the Series
1996-3 Certificates                                           $0.00

I) Shared Principal Collections

The aggregate amount of Shared Principal
Collections during the preceding Monthly
Period allocated to the Series 1996-3
Certificates                                                  $0.00

J) Reallocated Principal Collections

(1) Collections of Principal Receivables allocable to
Class B Certificates paid to Class A Certificates to
make up deficiencies in Class A Required Amounts for
any Monthly Period                                            $0.00

(2) Collections of Principal Receivables allocable to
the Collateral Interest paid to Class B Certificates
to make up deficiencies in Class B Required Amounts           $0.00

K) Monthly Investor Servicing Fee

(1) The amount of the Monthly Investor Servicing Fee
payable by the Trust to the Servicer for the preceding
Monthly Period                                                $1,916,222.95

(2) The amount of the Class A Monthly Servicing Fee
payable by the Trust for the preceding Monthly Period         $1,715,019.17

(3) The amount of the Class B Monthly Servicing Fee
payable by the Trust to the Servicer for the preceding
Monthly Period                                                $76,647.50

(4) The amount of the Collateral Monthly Servicing Fee
payable by the Trust to the Servicer for the preceding
Monthly Period                                                $124,556.28

L) Collateral Interest

The Available Collateral Interest, as of the Transfer
Date for the preceding Monthly Period                         $69,519,786.10

M) Required Collateral Interest

The Required Collateral Interest as of the Transfer
Date for the preceding Monthly Period                         $69,519,786.10

III.THE POOL FACTOR

A) The Pool Factor for the Record Date for the
distribution to be made on the Distribution Date
(which represents the ratio of the amount of the
Investor Interest as of such Record Date (determined
after taking into account any reduction in the
Investor Interest which will occur on the
Distribution Date) to the Initial Investor Interest):         1.00000000

The amount of a Certificateholder(s) pro rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder(s) Certificate by the Pool Factor.